Exhibit 10.66

MODIFICATION AGREEMENT

(to be recorded in Cass County, Texas)

ENERGYTEC, INC., a Nevada Corporation	AMERICAN BANK OF TEXAS

14785 Preston Road, Ste. 500	P. O. Box 1234

Dallas, Texas 75254	Sherman, Texas 75091-1234

(hereinafter called “Borrower”)	(hereinafter called “Lender”)

STATE OF TEXAS	KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF CASS

THIS AGREEMENT (herein so called) is made and entered into as of the 1st day of April, 2003, by and between Lender, and Borrower,

WITNESSETH:

WHEREAS, PRODUCERS PIPELINE CORPORATION (“Producers”) executed and delivered to AMERICAN BANK OF TEXAS that promissory note dated May 11, 1999, in the original principal sum of $2,400,000.00 (“Note No. 1”), that promissory note dated May 11, 2000, in the original principal sum of $1,000,000.00 (“Note No. 2”) AND that promissory note dated May 5, 2000, in the original principal sum of $250,000.00 (“Note No. 3”) which notes are currently held by Lender (Note No. 1, Note No. 2 and Note No. 3 are sometimes referred to herein as the “Indebtedness”); and

WHEREAS, the Indebtedness is secured by deed of trust liens conveyed in deeds of trust dated May 11, 1999 and November 21, 1997 (the “Deeds of Trust”) and UCC-1 Financing Statements, all as more fully described in Exhibit “A” attached hereto and made a part hereof for all purposes covering real and personal property described in Exhibit “B” attached hereto and made a part hereof for all purposes (the “Property”) owned by PRODUCERS PIPELINE CORPORATION and ROCKWALL MARKETING CORPORATION, more fully described in said Deeds of Trust and Financing Statements; and

WHEREAS, the Indebtedness is further secured by certain other security (the “Additional Security”) more fully described as follows, to-wit: Security Agreements dated November 21, 1997, and UCC-1 Financing Statement filed under Secretary of State File No. 98-005846, executed by PRODUCERS, covering all inventory, equipment and accounts receivable; Security Agreements dated November 21, 1997 and UCC-1 Financing Statement filed under Secretary of State File No. 98-005845, executed by ROCKWALL MARKETING CORPORATION, covering all inventory, equipment and accounts receivable; Commercial Guaranty Agreements executed by ROY T. RIMMER, JR., NANCY N. RIMMER, LACY J. HARBER and ROCKWALL MARKETING CORPORATION dated May 11, 1999, August 28, 1999 and August 3, 2000; Loan Agreements executed by PRODUCERS, ROY T. RIMMER, JR., NANCY N. RIMMER, LACY J. HARBER and ROCKWALL MARKETING CORPORATION, dated May 11, 1999 and August 28, 1999; and Assignments of Life Insurance Policy LT0003116 issued by Hartford Life & Annuity Insurance Co., in the amount of $4,000,000.00 on the life of ROY T. RIMMER, dated November 3, 1998 and May 11, 1999, (the Deeds of Trust and Additional Security being collectively referred to as the “Security Documents”); and

WHEREAS, the Note No. 1 matured on February 12, 2001, Notes Nos. 2 and 3 matured on August 12, 2001, and PRODUCERS requested and Lender agreed to combine, amend and modify the Indebtedness and Security Documents, by Modification Agreement dated August 30, 2001; and

WHEREAS, the Indebtedness matured on January 15, 2002, and PRODUCERS requested and Lender agreed to amend and modify the Indebtedness and Security Documents by Modification Agreement dated January 15, 2002; and

WHEREAS, the Property has been conveyed to Borrower and Borrower has assumed the obligations of PRODUCERS for repayment of the Indebtedness.

NOW THEREFORE, in consideration of the sum of Ten and No/100 Dollars ($10.00) and the exchange of other good and valuable consideration paid by each of the parties to the other, the receipt and sufficiency of which is hereby acknowledged, Lender and Borrower AGREE AS FOLLOWS:

1. Acknowledgment of Outstanding Balance. The outstanding principal balance of the Indebtedness as of the date hereof is ONE MILLION NINE HUNDRED SIX THOUSAND EIGHT HUNDRED FORTY-SIX AND 75/100 DOLLARS ($1,906,846.75).

2. Renewal and Extension of Maturity. The Indebtedness is hereby renewed and the maturity of the Indebtedness is hereby extended to March 31, 2008 (“Revised Maturity Date”).

3. Amendment of Interest Rate. The interest rate on the Indebtedness shall be Eight Percent (8.00%) per annum.

4. Required Payments. Principal and accrued and unpaid interest on the Indebtedness shall be due and payable as follows:

Interest only shall be due and payable on May 1, 2003, June 1, 2003, July 1, 2003, August 1, 2003, September 1, 2003 and October 1, 2003.

Beginning November 1, 2003 and continuing regularly on the 1st day of each and every month thereafter until the Revised Maturity Date, payment shall be due and payable as follows: accrued and unpaid interest plus principal equal to the greater of the following amounts: $35,311.98 or 50% of the net income from oil and gas production from the Property.

5. Financial Statements and Appraisals. Borrower and each person liable for repayment of the Indebtedness shall furnish to Lender, balance sheets, income statements and cash flow statements as required in the Loan Agreement of even date herewith, in such form and detail as Lender shall require. Borrower shall furnish to Lender upon request, such appraisals of the Property as may be required of Lender under applicable State or Federal laws and regulations issued pursuant thereto.

6. Hazardous Substances. Borrower shall not do, nor allow anyone else to do, anything affecting the Property that is in violation of any Environmental Law. Borrower shall promptly give Lender written notice of any investigation, claim, demand, lawsuit or other action by any governmental or regulatory agency or private party involving the Property and any Hazardous Substance or Environmental Law of which Borrower has actual knowledge. If Borrower learns, or is notified by any governmental or regulatory authority, that any removal or other remediation of any Hazardous Substance affecting the Property is necessary, Borrower shall promptly take all necessary remedial actions in accordance with Environmental Law. As used in this Paragraph 6, “Hazardous Substances” are those substances defined as toxic or hazardous substances by Environmental Law and the following substances: gasoline, kerosene, other flammable or toxic petroleum products, toxic pesticides and herbicides, volatile solvents, materials containing asbestos or formaldehyde, and radioactive materials. As used in this Paragraph 6, “Environmental Law” means federal laws and laws of the jurisdiction where the Property is located that relate to health, safety or environmental protection.

7. Balance Due at Maturity. THIS LOAN IS PAYABLE IN FULL AT MATURITY. BORROWER MUST REPAY THE ENTIRE PRINCIPAL BALANCE OF THE LOAN AND UNPAID INTEREST THEN DUE. THE LENDER IS UNDER NO OBLIGATION TO REFINANCE THE LOAN AT THAT TIME. BORROWER WILL, THEREFORE, BE REQUIRED TO MAKE PAYMENT OUT OF OTHER ASSETS THAT BORROWER MAY OWN, OR BORROWER WILL HAVE TO FIND A LENDER WHICH MAY BE THE LENDER BORROWER HAS THIS LOAN WITH, WILLING TO LEND BORROWER THE MONEY. IF BORROWER REFINANCES THIS LOAN AT MATURITY, OBTAINS REFINANCING FROM THE SAME LENDER. THIS LENDER WILL CONSIDER AN APPLICATION TO REFINANCE THE BALLOON PAYMENT AT THE TIME PAYMENT IS DUE, ON THE SAME BASIS AS ALL OTHER NEW MORTGAGE LOAN APPLICATIONS. GUARANTORS MUST CONSENT IN WRITING TO ANY REFINANCING.

8. Ratification of Security Documents. Borrower and Lender further agree that the liens, assignments and security interests created by the Security Documents shall continue and carry forward until Indebtedness is paid in full. Borrower further agrees that Lender is the holder of the Indebtedness and the Security Documents and that such liens, assignments and security interests are hereby ratified and affirmed as valid and subsisting against the Property, and that this Agreement shall in no manner vitiate, affect or impair the Indebtedness or the Security Documents (except as expressly modified in this Agreement), and that such liens, assignments, and security interests shall not in any manner be waived, released, altered or modified until the Indebtedness and all other obligations secured by the Security Documents (including any and all subsequent renewals and extensions) have been paid in full.

9. Release of Claims. Borrower hereby RELEASES, RELINQUISHES and forever DISCHARGES Lender, its agents, officers, directors, employees and representatives of and from any and all claims, demands, actions and causes of action of any and every kind or character, whether known or unknown, present or future, which Borrower may have against Lender, its agents, officers, directors, employees and representatives arising out of or with respect to any and all transactions relating to the Indebtedness and the Security Documents occurring prior to the date hereof.

10. Miscellaneous.

(a) Except as modified hereby, all terms and provisions of the Indebtedness and Security Documents remain unchanged, are expressly ratified and shall continue in full force and effect, and Borrower acknowledges and affirms Borrower’s liability to Lender thereunder. In the event of an inconsistency between this Agreement and the terms of the Indebtedness and/or Security Documents, this Agreement shall govern.

(b) Borrower hereby agrees to pay all costs and expenses incurred by Lender in connection with the execution and administration of this Agreement, the reinstatement and modification of the Indebtedness and/or Security Documents, and any other documents executed in connection herewith.

(c) Any default by Borrower in the performance of its obligations herein contained shall constitute a default under the Indebtedness and Security Documents, and shall allow Lender to exercise any or all of its remedies set forth in the Indebtedness and Security Documents or at law or in equity.

(d) Lender does not, by its execution of this Agreement, waive any rights it may have against any person not a party hereto.

(e) This Agreement may be executed in multiple counterparts, each of which shall constitute an original instrument, but all of which shall constitute one and the same Agreement.

(f) Borrower agrees that this Agreement and all of the covenants and agreements contained herein shall be binding upon the parties hereto and shall inure to the benefit of and be binding upon each of their respective heirs, executors, legal representatives, successors and permitted assigns.

11. No Oral Agreements. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

LENDER:		BORROWER:

AMERICAN BANK OF TEXAS		ENERGYTEC INC., a Nevada Corporation

BY:	/s/ Kyle Beall	BY:	/s/ Frank W. Cole
FRANK W. COLE, its President

GUARANTOR:

/s/ Roy T. Rimmer, Jr.
ROY T. RIMMER, JR.

/s/ Lacy J. Harber
LACY J. HARBER

ROCKWALL MARKETING CORPORATION

		By:	/s/ Roy T. Rimmer, Jr.
ROY T. RIMMER, JR., its President

PRODUCERS PIPELINE CORPORATION

		By:	/s/ Roy T. Rimmer, Jr.
ROY T. RIMMER, JR., its President

STATE OF TEXAS

COUNTY OF GRAYSON

This instrument was acknowledged before me on the 11th day of April, 2003, by Kyle Beall JR. V.P. of AMERICAN BANK OF TEXAS, a banking association, on behalf of said banking association.

/s/ Sharron Buick
NOTARY PUBLIC - STATE OF TEXAS

STATE OF TEXAS

COUNTY OF GRAYSON

This instrument was acknowledged before me on the 11th day of April, 2003, by FRANK W. COLE, President of ENERGYTEC, INC., a Nevada corporation, on behalf of said corporation.

/s/ Sharron Buick
NOTARY PUBLIC - STATE OF TEXAS

STATE OF TEXAS

COUNTY OF TARRANT

This instrument was acknowledged before me on the 21st day of April, 2003, by ROY T. RIMMER, JR.

/s/ Evelyn J. Kyle
NOTARY PUBLIC - STATE OF TEXAS

STATE OF TEXAS

COUNTY OF GRAYSON

This instrument was acknowledged before me on the 11th day of April, 2003, by LACY J. HARBER.

/s/ Sharron Buick
NOTARY PUBLIC - STATE OF TEXAS

STATE OF TEXAS

COUNTY OF TARRANT

This instrument was acknowledged before me on the 21st day of April, 2003, by ROY T. RIMMER, JR., President of ROCKWALL MARKETING CORPORATION, a Texas corporation, on behalf of said corporation.

/s/ Evelyn J. Kyle
NOTARY PUBLIC - STATE OF TEXAS

STATE OF TEXAS

COUNTY OF TARRANT

This instrument was acknowledged before me on the 21st day of April, 2003, by ROY T. RIMMER, JR., President of PRODUCERS PIPELINE CORPORATION, a Delaware corporation, on behalf of said corporation.

/s/ Evelyn J. Kyle
NOTARY PUBLIC - STATE OF TEXAS

After recording, return to:	Prepared in the Law Office of:

Munson, Munson, Pierce & Cardwell, P.C. 301 W. Woodard - P. O. Box 1099 Denison, Texas 75020 (903) 463-3750

EXHIBIT “A”

Commercial Deed of Trust, Security Agreement, Financing Statement and Assignment of Rents executed by Rockwall Marketing Corporation, dated May 11, 1999, recorded in Volume 1082, Page 733 of the Deed of Trust Records of Cass County, Texas.

Commercial Deed of Trust, Security Agreement, Financing Statement and Assignment of Rents executed by Producers Pipeline Corporation, dated May 11, 1999, recorded in Volume 1082, Page 744 of the Deed of Trust Records of Cass County, Texas.

Oil and Gas Deed of Trust, Security Agreement, Assignment of Production and Financing Statement executed by Rockwall Marketing Corporation, dated May 11, 1999, recorded in Volume 1082, Page 758 of the Deed of Trust Records of Cass County, Texas.

UCC-1 Financing Statement executed by Producers Pipeline Corporation filed with the Secretary of State of Texas under File No. 99-102646.

UCC-1 Financing Statement executed by Producers Pipeline Corporation filed with the Secretary of State of Texas under File No. 99-102647.

UCC-1 Financing Statement executed by Producers Pipeline Corporation filed with the Secretary of State of Texas under File No. 99-102648.

EXHIBIT “B”

Part One:

Tract I:

Situated in the County of Cass, State of Texas, part of the Samuel Burnham Survey, Abstract No. 67, and being that certain Easement and Right of Way over and across 69.00 acres, more or less, conveyed by Robert L. Warren to Producers Pipeline Corporation, recorded in Volume 1078, Page 403 of the Official Records of Cass County, Texas.

Situated in the County of Cass, State of Texas, part of the Samuel Burnham Survey, Abstract No. 67, and being that certain Easement and Right of Way over and across 100.00 acres, more or less, conveyed by Arthur Andrew Arnold, et al to Producers Pipeline Corporation, recorded in Volume 1078, Page 405 of the Official Records of Cass County, Texas.

Situated in the County of Cass, State of Texas, part of the John C. Gahagan Survey, Abstract No. 390, and being that certain Easement and Right of Way over and across 70.34 acres, more or less, conveyed by Donald E. Coats, Sr., et ux, to Producers Pipeline Corporation, recorded in Volume 1078, Page 407 of the Official Records of Cass County, Texas.

Situated in the County of Cass, State of Texas, part of the John C. Gahagan Survey, Abstract No. 390 and being that certain Easement and Right of Way over and across 35.16 acres, more or less, conveyed by Donald E. Coats, Jr., et ux, to Producers Pipeline Corporation, recorded in Volume 1078, Page 409 of the Official Records of Cass County, Texas.

Situated in the County of Cass, State of Texas, part of the Samuel Burnham Survey, Abstract No. 67, and being that certain Easement and Right of Way over and across 50.00 acres, more or less, conveyed by E. H. Florence, et ux to Producers Pipeline Corporation recorded in Volume 1078, Page 411 of the Official Records of Cass County, Texas.

Situated in the County of Cass, State of Texas, being Tract I, Segment I of that certain Surface Lease and Pipeline Right-of-Way Agreement by and between Shell Oil Company and Delhi Gas Pipeline Corporation dated May 8, 1973, such surface leases being recorded in Volume 558, Page 496 of the Official Records of Cass County, Texas and being partially assigned by Partial Assignment of Right of Way from Koch Midstream Services Company to Producers Pipeline Corporation effective March 1, 1999, and recorded in Volume 1078, Page 391, Official Records of Cass County, Texas.

Situated in the County of Cass, State of Texas, and being a six inch pipeline and appurtenances, Beginning at a point within the Sulphur River Bryans Mill Plant located in the Benjamin F. Lynn Survey, Abstract No. 651, Cass County, Texas, and continuing in a Northwesterly direction over, across, and through the following surveys: John Myers Survey, Abstract No. 695; Elizabeth Barcroft Survey, Abstract No. 113; W.M.S. Armstrong Survey, Abstract No. 29; J. S. Petty Survey, Abstract No. 864; H. C. Adams Survey, Abstract No. 16; Geo W. Sternes Survey, Abstract No. 97; Cass County School Land, Abstract No. 173; Lewis Holcomb Survey, Abstract No. 479; J. P. Mathews Survey, Abstract No. 1265, at which point the six inch pipeline leaves Cass County, Texas and crosses the Sulphur River and enters Bowie County, Texas. Said pipeline and appurtenances being more fully shown on Alignment Drawings Numbered 1 through 6 of Delhi Gas Pipeline Corp., Dalby Springs Lateral, dated March 1973, and being more fully described in Assignment and Bill of Sale of Personal Property from Koch Midstream Services Company to Producers Pipeline Corporation, effective March 1, 1999 and recorded in Volume 1078, Page 386, Official Records, Cass County, Texas.

Situated in the County of Cass, State of Texas, and being those rights of way, easements and permits assigned by Koch Midstream Services Company to Producers Pipeline Corporation by Assignment of Rights-of-Way, Easements and Permits effective March 1, 1999, and recorded in Volume 1078, Page 395, Official Records, Cass County, Texas, said rights of way, easements and permits being more fully described in Schedule I attached hereto and made a part hereof for all purposes.

Tract II:

Situated in the County of Cass, State of Texas, and being 9.0 acres of land out of the John C. Gahagan Survey, Abstract No. 390 and being the same land conveyed by L. F. Goza to Rockwall Marketing Corporation by deed dated April 13, 1998 and recorded in Volume 1055, Page 553 of the Official Records of Cass County, Texas, said land being described by metes and bounds in Exhibit “C” attached hereto and made a part hereof for all purposes.

Tract III:

C. E. GLASS NO. 1 GAS UNIT

Gas Unit Designation, Kaiser Oil (U.S.), Ltd. et al - V. E. Glass Unit No. 1, dated January 25, 1982, recorded in Volume 672, Page 542 of the Official Records of Cass County, Texas, as well as any amendments thereto of record in Cass County, Texas, as more fully described in Assignment and Bill of Sale from Salt Creek Production, Inc. and K.M.A. Operating, Inc. to Rockwall Marketing Corporation effective January 1, 1996, recorded in Volume 1006, Page 876, Official Records of Cass County, Texas, said leases being more fully described in Schedule I attached hereto and made a part hereof for all purposes.

R. BROWN NO. 1 GAS UNIT

Oil, gas and mineral property known as the Long Operating, L.L.C. - R. Brown No. 1 Gas Unit located in the Atlanta South Field, Samuel Burnham Survey, Abstract No. 67, more fully described in Assignment and Conveyance from Long Petroleum, Inc. to Rockwall Marketing Corporation, effective January 1, 1999, recorded in Volume 1075, Page 513, Official Records, Cass County, Texas, and al of the Oil, Gas and Mineral Leases covering lands included therein, being described in Schedule II attached hereto and made a part hereof for all purposes.

BEAVER GAS UNIT NO. 1

Oil and Gas Properties, Wells and Equipment described in Assignment and Bill of Sale from SOGO, Inc. to Rockwall Marketing Corporation, effective September 1, 1996, recorded in Volume 1019, Page 381, Official Records of Cass County, Texas, said oil and gas properties being more fully described in Schedule III attached hereto and made a part hereof for all purposes.

Part Two:

TO THE EXTENT LOCATED AT, INSTALLED ON, DEPOSITED IN, AFFIXED OR ATTACHED TO, USED IN CONNECTION WITH OR RESULTING FROM OPERATIONS CONDUCTED ON THE REAL PROPERTY:

All of Debtor’s presently existing and hereafter arising or acquired “Accounts” which shall mean and include all of Debtor’s present and future rights to payment for real property, goods, merchandise or Inventory (as hereinafter defined) sold, rented or leased or for services rendered, including, without limitation, those which are not evidenced by instruments or chattel paper, and whether or not they have been earned by performance; account(s), accounts receivable, proceeds of any letters of credit on which Debtor is named as beneficiary; contract rights; acceptances; notes; chattel paper; instruments (other than margin stock); drafts; documents; insurance proceeds; deposits or other sums credited by or due from the Secured Party to Debtor; and all such obligations whatsoever owing to Debtor, together with all instruments and all documents of title representing any of the foregoing, all rights in any goods, merchandise or Inventory which any of the same may represent, all rights in any returned or repossessed goods, merchandise and Inventory, and all right, title, security and guaranties with respect to each of the foregoing, including, without limitation, any right of stoppage in transit. In addition, this definition shall include the definition of “accounts” as that term is used in the Uniform Commercial Code of each state in which the Debtor’s Accounts are located.

All of Debtor’s presently existing and hereafter arising or acquired “Inventory” which shall mean any and all goods, merchandise and other personal property, wheresoever located and whether or not in transit, now owned or hereafter acquired by Debtor which is or may at any time be held for sale or lease, furnished under any contract of service or held as raw materials, work in process, finished goods, supplies or material used or consumed in Debtor’s business and all such property the sale or other disposition of which has given rise to Accounts and which has been returned to or repossessed or stopped in transit by Debtor or which is or might be used in connection with the manufacture, packing, shipping, advertising, selling or finishing of such goods, merchandise and other personal property, all returned or repossessed goods now, or at any time or times hereafter, in the possession or under the control of Debtor or Secured Party, and all documents of title or documents representing the same. In addition, this definition shall include the definition of “inventory” as that term is used in the Uniform Commercial Code of each state in which the Debtor’s Inventory is located.

All of Grantor’s presently existing and hereafter arising or acquired “Equipment” which shall mean all of Grantor’s now owned or hereafter acquired fixtures, machinery and equipment,

including, without limitation, furniture, rolling stock, vehicles, trade fixtures and machinery, and the equipment more fully described in Exhibit “C” attached hereto and made a part hereof for all purposes, together with any and all improvements, accessions, parts and appurtenances thereto, substitutions therefor and replacements thereof. In addition, this definition shall include the definition of “equipment” as that term is defined in the Uniform Commercial Code of each state in which the Grantor’s Equipment is located.

All accessions to, substitutions for and all replacements, products and proceeds of the foregoing, including, without limitation, proceeds of insurance policies insuring any of the foregoing.

All books and records (including, without limitation, customer lists, credit files, computer programs, printouts and other computer materials and records) of Grantor pertaining to any of the foregoing.

EXHIBIT “C”

certain real property in Cass County, Texas described as follows:

Nine (9) acres of land off the south end of the following described tract lying and situated on the east side of State Highway No. 77:

Being a part of the John C. Gahagan Survey, A-390, in Cass County, Texas and being more fully described by metes and bounds as follows:

Beginning at the Southeast Corner of said Survey at a stake from which a pine brs. South 5 deg. East 10 vrs., a P. O. brs. South 62 deg. West 14.4 vrs. both marked “CNS”:

THENCE West 651 vrs. to a stake from which a pine brs. North 47 deg. East 7 vrs. a pine brs. North 78 deg. East 4 vrs. both marked “M”:

THENCE North 217 vrs. to a stake from which a pine brs. North 32 deg. East 5 vrs. marked “B”; a pine brs: South 65 deg. East 12 12 vrs., marked “M”:

THENCE East 651 vrs. to a stake from which a pine brs. North 17 deg. West 15 vrs. marked “B” a pine brs. South 44 deg. West 5 vrs, marked “M”:

THENCE South 217 vrs. to the Point of Beginning, containing 25 acres, more or less, and being the same land as that described in deed from L. L. Maroney to John Bricker, said deed dated 3/5/1877, and recorded in Vol. Y, page 546, Deed Records, Cass County, Texas;

Also being a portion of the SECOND TRACT described in that certain Deed of Trust dated the 18th day of August, 1978, from Michael Clyde Taylor et ux Loye Jan Taylor to The First National Bank of Atlanta, Texas, recorded Vol. 163, page 714, Deed of Trust records, Cass County, Texas.

Said 9.0 acres, more or less, being the same land described in a deed dated 12/15/78, recorded in Vol. 618, page 118, Deed Records of Cass County, Texas, from Michael Clyde Taylor, et ux, to Clyde E. Glass, Jr.

SCHEDULES TO EXHIBIT OMITTED